Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	September 30, 2014

This report is for informational purposes only. It should be read in conjunction with documents filed by

The Chubb Corporation with the Securities and Exchange Commission, including the most recent

Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

SEPTEMBER 30, 2014

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Quarterly	6-10
Underwriting Results - Year-To-Date	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	September 30 2014		December 31 2013
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,047	5%	$2,114	5%
Fixed Maturities
Tax Exempt	19,340	44	18,421	43
Taxable	19,249	44	18,670	44
Equity Securities	1,888	4	1,810	4
Other Invested Assets	1,558	3	1,598	4

Total Invested Assets	$44,082	100%	$42,613	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,751		$1,132
Equity Securities	790		753

	2,541		1,885
Deferred Income Tax Liability	889		660

	$1,652		$1,225

Capitalization
Long Term Debt	$3,300		$3,300
Shareholders’ Equity	16,506		16,097

Total Capitalization	$19,806		$19,397

Debt as a Percentage of Total Capitalization	16.7%		17.0%

Actual Common Shares Outstanding	235.8		248.3

Book Value Per Common Share	$70.00		$64.83

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$65.17		$61.86

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended September 30
	Third Quarter 2014	Nine Months 2014	From December 2005 to September 30, 2014
Cost of Shares Repurchased	$425	$1,209	$13,122

Average Cost Per Share	$90.38	$89.87	$58.18

Shares Repurchased	4,696,069	13,448,081	225,521,015

During the period from December 2005 through January 2013, the Board of Directors periodically authorized share repurchase programs. Pursuant to these authorizations, approximately 213 million shares of the Corporation’s common stock were repurchased. No shares or funds remain available under these authorizations.

In January 2014, the Board of Directors authorized the repurchase of up to $1.5 billion of the Corporation’s common stock. The January 2014 authorization has no expiration date and, as of September 30, 2014, approximately $399 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30 2014	Dec. 31 2013	Sept. 30 2014	Dec. 31 2013
	(in millions)

Short Term Investments	$428	$864	$428	$864

Taxable Fixed Maturities	1,368	1,115	1,383	1,130

Equity Securities	—	—	—	2

TOTAL	$1,796	$1,979	$1,811	$1,996

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30 2014	Dec. 31 2013	Sept. 30 2014	Dec. 31 2013
	(in millions)

Short Term Investments	$1,619	$1,250	$1,619	$1,250

Fixed Maturities

Tax Exempt	18,214	17,808	19,340	18,421

Taxable	17,256	17,036	17,866	17,540

Equity Securities	1,098	1,057	1,888	1,808

Other Invested Assets	1,558	1,598	1,558	1,598

TOTAL	$39,745	$38,749	$42,271	$40,617

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended September 30
	Third Quarter		Nine Months
	2014	2013	2014	2013
	(in millions)

CORPORATE INVESTMENT INCOME	$3	$3	$11	$12

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$164	$171	$496	$523

Taxable Interest	98	102	302	310

Other	15	13	43	43

Investment Expenses	(7)	(6)	(19)	(22)

TOTAL	$270	$280	$822	$854

Effective Tax Rate	17.4%	18.1%	18.1%	18.0%

After-Tax Annualized Yield	2.70%	2.83%	2.76%	2.88%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30 2014	Dec. 31 2013	Sept. 30 2013
	(in millions)

Estimated Statutory Policyholders’ Surplus	$15,325	$15,024	$14,800

Rolling Year Statutory Net Premiums Written	$12,490	$12,214	$12,085

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.82:1	0.81:1	0.82:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

NINE MONTHS ENDED SEPTEMBER 30, 2014

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)

	Sept. 30 2014	Dec. 31 2013	Increase (Decrease)

	(in millions)
Personal Insurance

Automobile	$402	$390	$12	$14	$(2)

Homeowners	780	715	65	30	35

Other	1,008	968	40	47	(7)

Total Personal	2,190	2,073	117	91	26

Commercial Insurance

Multiple Peril	1,771	1,745	26	22	4

Casualty	6,554	6,576	(22)	120	(142)

Workers’ Compensation	2,886	2,793	93	15	78

Property and Marine	900	886	14	22	(8)

Total Commercial	12,111	12,000	111	179	(68)

Specialty Insurance

Professional Liability	6,732	6,889	(157)	(41)	(116)

Surety	76	71	5	5	—

Total Specialty	6,808	6,960	(152)	(36)	(116)

Total Insurance	21,109	21,033	76	234	(158)

Reinsurance Assumed	280	311	(31)	(12)	(19)

Total	$21,389	$21,344	$45	$222	$(177)

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2014	2013	2014	2013	2014	2013	2014	2013
Net Premiums Written	$190	$185	$735	$707	$242	$214	$1,167	$1,106
Decrease (Increase) in Unearned Premiums	(6)	(5)	(51)	(52)	8	11	(49)	(46)

Net Premiums Earned	184	180	684	655	250	225	1,118	1,060

Net Losses Paid	114	112	354	301	117	115	585	528
Increase (Decrease) in Outstanding Losses	4	3	(16)	36	14	4	2	43

Net Losses Incurred	118	115	338	337	131	119	587	571

Expenses Incurred	59	59	227	232	104	90	390	381

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$7	$6	$119	$86	$15	$16	$141	$108

Ratios After Dividends to Policyholders:

Loss	64.1%	63.9%	49.4%	51.5%	52.4%	52.9%	52.5%	53.9%
Expense	31.1	31.9	30.9	32.8	43.0	42.0	33.4	34.4

Combined	95.2%	95.8%	80.3%	84.3%	95.4%	94.9%	85.9%	88.3%

Premiums Written as a % of Total	6.0%	6.1%	23.2%	23.3%	7.6%	7.1%	36.8%	36.5%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Net Premiums Written	$291	$285	$401	$390	$279	$281	$330	$299	$1,301	$1,255
Decrease (Increase) in Unearned Premiums	(12)	(6)	9	25	4	(12)	36	59	37	66

Net Premiums Earned	279	279	410	415	283	269	366	358	1,338	1,321

Net Losses Paid	132	125	213	225	121	119	236	229	702	698
Increase (Decrease) in Outstanding Losses	(5)	—	56	58	44	58	(33)	(120)	62	(4)

Net Losses Incurred	127	125	269	283	165	177	203	109	764	694

Expenses Incurred	106	106	119	118	63	63	125	116	413	403

Dividends Incurred	—	—	—	—	10	9	—	—	10	9

Statutory Underwriting Income	$46	$48	$22	$14	$45	$20	$38	$133	$151	$215

Ratios After Dividends to Policyholders:

Loss	45.5%	44.8%	65.6%	68.2%	60.5%	68.1%	55.4%	30.4%	57.5%	52.9%
Expense	36.4	37.2	29.7	30.3	23.4	23.1	37.9	38.8	32.0	32.3

Combined	81.9%	82.0%	95.3%	98.5%	83.9%	91.2%	93.3%	69.2%	89.5%	85.2%

Premiums Written as a % of Total	9.2%	9.4%	12.7%	12.9%	8.8%	9.3%	10.4%	9.9%	41.1%	41.5%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2014	2013	2014	2013	2014	2013
Net Premiums Written	$629	$594	$72	$76	$701	$670
Decrease (Increase) in Unearned Premiums	(39)	(21)	1	(1)	(38)	(22)

Net Premiums Earned	590	573	73	75	663	648

Net Losses Paid	312	365	6	4	318	369
Increase (Decrease) in Outstanding Losses	8	(27)	2	(5)	10	(32)

Net Losses Incurred	320	338	8	(1)	328	337

Expenses Incurred	170	170	31	32	201	202

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income	$100	$65	$33	$43	$133	$108

Ratios After Dividends to Policyholders:

Loss	54.3%	59.0%	11.1%	(1.4)%	49.6%	52.1%
Expense	27.0	28.6	43.7	42.7	28.7	30.2

Combined	81.3%	87.6%	54.8%	41.3%	78.3%	82.3%

Premiums Written as a % of Total	19.8%	19.6%	2.3%	2.5%	22.1%	22.1%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2014	2013	2014		2013	2014	2013
Net Premiums Written	$3,169	$3,031	$—		$(2)	$3,169	$3,029
Decrease (Increase) in Unearned Premiums	(50)	(2)	—		—	(50)	(2)

Net Premiums Earned	3,119	3,029	—		(2)	3,119	3,027

Net Losses Paid	1,605	1,595	10		9	1,615	1,604
Increase (Decrease) in Outstanding Losses	74	7	(10)		(11)	64	(4)

Net Losses Incurred	1,679	1,602	—		(2)	1,679	1,600

Expenses Incurred	1,004	986	—		—	1,004	986

Dividends Incurred	11	10	—		—	11	10

Statutory Underwriting Income	$425	$431	$—		$—	425	431

Increase in Deferred Acquisition Costs						14	12

GAAP Underwriting Income						$439	$443

Ratios After Dividends to Policyholders:

Loss	54.0%	53.1%	*	%	* %	54.0%	53.0%
Expense	31.8	32.6	*		*	31.8	32.7

Combined	85.8%	85.7%	*	%	* %	85.8%	85.7%

Premiums Written as a % of Total	100.0%	100.1%	0.0%		(0.1)%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2014	2013	2014	2013	2014	2013

Net Premiums Written	$2,444	$2,335	$725	$694	$3,169	$3,029
Decrease (Increase) in Unearned Premiums	(88)	(65)	38	63	(50)	(2)

Net Premiums Earned	2,356	2,270	763	757	3,119	3,027

Net Losses Paid	1,211	1,180	404	424	1,615	1,604
Increase (Decrease) in Outstanding Losses	47	21	17	(25)	64	(4)

Net Losses Incurred	1,258	1,201	421	399	1,679	1,600

Expenses Incurred	711	702	293	284	1,004	986

Dividends Incurred	11	10	—	—	11	10

Statutory Underwriting Income	$376	$357	$49	$74	425	431

Increase in Deferred Acquisition Costs					14	12

GAAP Underwriting Income					$439	$443

Ratios After Dividends to Policyholders:

Loss	53.7%	53.1%	55.2%	52.7%	54.0%	53.0%
Expense	29.2	30.2	40.4	40.9	31.8	32.7

Combined	82.9%	83.3%	95.6%	93.6%	85.8%	85.7%

Premiums Written as a % of Total	77.1%	77.1%	22.9%	22.9%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2014	2013	2014	2013	2014	2013	2014	2013

Net Premiums Written	$558	$556	$2,093	$2,011	$738	$680	$3,389	$3,247
Decrease (Increase) in Unearned Premiums	(17)	(26)	(68)	(70)	(8)	(10)	(93)	(106)

Net Premiums Earned	541	530	2,025	1,941	730	670	3,296	3,141

Net Losses Paid	344	319	1,161	1,091	339	327	1,844	1,737
Increase (Decrease) in Outstanding Losses	15	17	70	(95)	42	32	127	(46)

Net Losses Incurred	359	336	1,231	996	381	359	1,971	1,691

Expenses Incurred	173	176	658	666	306	275	1,137	1,117

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$9	$18	$136	$279	$43	$36	$188	$333

Ratios After Dividends to Policyholders:

Loss	66.4%	63.4%	60.8%	51.3%	52.2%	53.6%	59.8%	53.8%
Expense	31.0	31.7	31.4	33.1	41.5	40.4	33.5	34.4

Combined	97.4%	95.1%	92.2%	84.4%	93.7%	94.0%	93.3%	88.2%

Premiums Written as a % of Total	5.9%	6.0%	22.2%	21.9%	7.8%	7.4%	35.9%	35.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Net Premiums Written	$837	$834	$1,251	$1,240	$874	$846	$1,122	$1,094	$4,084	$4,014
Decrease (Increase) in Unearned Premiums	(1)	2	(30)	(2)	(53)	(68)	(57)	(18)	(141)	(86)

Net Premiums Earned	836	836	1,221	1,238	821	778	1,065	1,076	3,943	3,928

Net Losses Paid	392	421	740	714	390	369	652	752	2,174	2,256
Increase (Decrease) in Outstanding Losses	32	(17)	12	109	97	131	18	(352)	159	(129)

Net Losses Incurred	424	404	752	823	487	500	670	400	2,333	2,127

Expenses Incurred	315	319	356	359	191	184	386	379	1,248	1,241

Dividends Incurred	—	—	—	—	29	26	—	—	29	26

Statutory Underwriting Income	$97	$113	$113	$56	$114	$68	$9	$297	$333	$534

Ratios After Dividends to Policyholders:

Loss	50.7%	48.3%	61.6%	66.5%	61.5%	66.5%	62.9%	37.2%	59.6%	54.5%
Expense	37.7	38.3	28.4	28.9	22.6	22.4	34.4	34.6	30.8	31.1

Combined	88.4%	86.6%	90.0%	95.4%	84.1%	88.9%	97.3%	71.8%	90.4%	85.6%

Premiums Written as a % of Total	8.9%	9.1%	13.2%	13.5%	9.2%	9.2%	11.9%	11.9%	43.2%	43.7%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2014	2013	2014	2013	2014	2013
Net Premiums Written	$1,753	$1,692	$227	$236	$1,980	$1,928
Decrease (Increase) in Unearned Premiums	(7)	33	(1)	(2)	(8)	31

Net Premiums Earned	1,746	1,725	226	234	1,972	1,959

Net Losses Paid	1,058	1,124	58	19	1,116	1,143
Increase (Decrease) in Outstanding Losses	(112)	(77)	8	(10)	(104)	(87)

Net Losses Incurred	946	1,047	66	9	1,012	1,056

Expenses Incurred	504	506	98	96	602	602

Dividends Incurred	—	—	3	2	3	2

Statutory Underwriting Income	$296	$172	$59	$127	$355	$299

Ratios After Dividends to Policyholders:

Loss	54.2%	60.7%	29.6%	3.9%	51.4%	53.9%
Expense	28.7	29.9	43.7	41.0	30.4	31.3

Combined	82.9%	90.6%	73.3%	44.9%	81.8%	85.2%

Premiums Written as a % of Total	18.5%	18.4%	2.4%	2.6%	20.9%	21.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2014	2013	2014		2013	2014	2013
Net Premiums Written	$9,453	$9,189	$1		$(3)	$9,454	$9,186
Decrease (Increase) in Unearned Premiums	(242)	(161)	—		1	(242)	(160)

Net Premiums Earned	9,211	9,028	1		(2)	9,212	9,026

Net Losses Paid	5,134	5,136	31		29	5,165	5,165
Increase (Decrease) in Outstanding Losses	182	(262)	(31)		(41)	151	(303)

Net Losses Incurred	5,316	4,874	—		(12)	5,316	4,862

Expenses Incurred	2,987	2,960	—		—	2,987	2,960

Dividends Incurred	32	28	—		—	32	28

Statutory Underwriting Income	$876	$1,166	$1		$10	877	1,176

Increase in Deferred Acquisition Costs						48	69

GAAP Underwriting Income						$925	$1,245

Ratios After Dividends to Policyholders:

Loss	57.9%	54.2%	*	%	* %	57.9%	54.1%
Expense	31.7	32.3	*		*	31.7	32.3

Combined	89.6%	86.5%	*	%	* %	89.6%	86.4%

Premiums Written as a % of Total	100.0%	100.0%	0.0%		0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2014	2013	2014	2013	2014	2013
Net Premiums Written	$7,151	$6,862	$2,303	$2,324	$9,454	$9,186
Decrease (Increase) in Unearned Premiums	(197)	(129)	(45)	(31)	(242)	(160)

Net Premiums Earned	6,954	6,733	2,258	2,293	9,212	9,026

Net Losses Paid	3,907	3,982	1,258	1,183	5,165	5,165
Increase (Decrease) in Outstanding Losses	198	(369)	(47)	66	151	(303)

Net Losses Incurred	4,105	3,613	1,211	1,249	5,316	4,862

Expenses Incurred	2,094	2,075	893	885	2,987	2,960

Dividends Incurred	32	28	—	—	32	28

Statutory Underwriting Income	$723	$1,017	$154	$159	877	1,176

Increase in Deferred Acquisition Costs					48	69

GAAP Underwriting Income					$925	$1,245

Ratios After Dividends to Policyholders:

Loss	59.3%	53.8%	53.6%	54.5%	57.9%	54.1%
Expense	29.4	30.4	38.8	38.1	31.7	32.3

Combined	88.7%	84.2%	92.4%	92.6%	89.6%	86.4%

Premiums Written as a % of Total	75.6%	74.7%	24.4%	25.3%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) and the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended September 30
	Third Quarter		Nine Months
	2014	2013	2014	2013
	(dollars in millions)
Annualized Net Income	$2,376	$2,164	$2,056	$2,368
Average Shareholders’ Equity	$16,502	$15,572	$16,332	$15,747

Return on Equity	14.4%	13.9%	12.6%	15.0%

Annualized Operating Income	$2,088	$2,116	$1,752	$2,077
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,827	$14,257	$14,823	$14,082

Operating Return on Equity	14.1%	14.8%	11.8%	14.7%